UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  September 10, 2012

PEGASI ENERGY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-134568	20-4711443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

218 N. Broadway, Suite 204, Tyler, Texas 75702
(Address of principal executive offices)

Registrant’s telephone number, including area code: (903) 595-4139

Copy of correspondence to:

Marc J. Ross, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pegasi Energy Resources Corporation (the “Company”) is filing this Amendment No. 1 on Form 8–K/A to the Company’s Current Report on Form 8–K dated September 10, 2012, which was filed on September 12, 2012 (the “8-K”), in order to correct the amount of cash payment that was paid to the UK Agent (as defined herein). By this Amendment No. 1 to the 8-K, the Company is amending and restating the 8-K in its entirety thereof to reflect the corrected cash payment.

Item 1.01.      Entry into a Material Definitive Agreement.
Item 3.02.      Unregistered Sales of Equity Securities.

 On September 10, 2012, Pegasi Energy Resources Corporation, a Nevada corporation (the “Company”), sold in a private placement a total of 3,342,390 Units (the “Units”), to certain investors (the “Purchasers”), for aggregate cash proceeds of $4,010,868 (the “Financing”).

Each Unit had a purchase price of $1.20 per Unit and consisted of  two (2) shares of common stock, $0.001 par value (the “Common Stock”)  and a  warrant to purchase one (1) share of common stock (the “Warrants”).  The Warrants have an exercise price of $1.00 per share of Common Stock and will be exercisable for a period of three years from the date of issuance.

In connection with the Financing, the Company paid a United Kingdom registered broker-dealer (the “UK Agent”) a cash payment of $44,473 .38, which represented a 5% commission of the gross proceeds delivered by Purchasers in the Financing introduced by the UK Agent to the Company and a 1% commission of the gross proceeds delivered by non-U.S. Purchasers in the Financing introduced by the Company to the UK Agent.

In connection with the Financing, the Company paid two FINRA registered broker-dealers (the “US Agents”) an aggregate cash payment of $56,950.02, which represented a 5% commission of the gross proceeds delivered by Purchasers in the Financing introduced by the US Agents to the Company.

Pursuant to the Warrants, no Purchaser may exercise such Purchaser’s Warrant if such exercise would result in the Purchaser beneficially owning in excess of 4.99% of the Company’s then issued and outstanding common stock. A Purchaser may, however, increase or decrease this limitation (but in no event exceed 9.99% of the number of shares of Common Stock issued and outstanding) by providing the Company with 61 days’ notice that such holder wishes to increase or decrease this limitation.

In connection with the Financing, the Company granted each Purchaser registration rights.  The Company is obligated to use its commercially reasonable efforts to cause a registration statement registering for resale the Common Stock underlying the Warrants to be filed no later than 120 days from the date of termination of the Financing and use its commercially reasonable efforts to effect the registration.

Pursuant to the terms of a lock-up agreement, the Company’s officers and related parties of the officers agreed not to offer, sell, contract to sell, assign, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any of the shares of the Company’s common stock that such person owns, for a period of six (6) months following the final closing of the Financing, provided, however, such lock-up allows such persons to sell shares of common stock currently owned by such person and sold pursuant to Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”).

As of September 10, 2012, upon the issuance of the shares of Common Stock in the Financing, the Company has 61,899,538 shares of Common Stock issued and outstanding.

The Units sold in the private placement were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2), Rule 506 of Regulation D and Rule 903 of Regulation S promulgated under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. Based on representations from the investors, the Company determined that the investors are either “accredited investors,” as such term is defined in Regulation D promulgated under the Securities Act or not a “U.S. person,” as that term is defined in Rule 902(k) of Regulation S promulgated under the Securities Act of 1933, and such investors acquired our common stock, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that the investors understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act of 1933 or an applicable exemption therefrom.  Sichenzia Ross Friedman Ference LLP represented the Company in connection with the Financing.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

The foregoing information is a summary of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached as exhibits to this Current Report on Form 8-K.  Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

Item 7.01       Regulation FD Disclosure.

On September 12, 2012, the Company issued a press release relating to the transactions discussed in Items 1.01 and 3.02 above. A copy of the press release that discusses these matters is filed as Exhibit 99.01 to, and incorporated by reference in, this report. The information in this Item 7.01 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01       Financial Statements and Exhibits.

(d)  Exhibits.

10.01	Form of Subscription Agreement, by and between Pegasi Energy Resources Corporation and the Purchasers. *
10.02	Form of Registration Rights Agreement, by and between Pegasi Energy Resources Corporation and the Purchasers. *
10.03	Form of Warrant issued to the Purchasers. *
10.04	Form of Lock-Up Agreement. *
99.1	Pegasi Energy Resources Corporation press release, dated September 12, 2012. *
_________________________
*              Previously Filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEGASI ENERGY RESOURCES CORPORATION

Dated: October 11 , 2012	By: /s/ JONATHAN WALDRON
Jonathan Waldron Chief Financial Officer